Exhibit 10.14

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Research Subaward Agreement Amendment
Pass-through Entity (PTE)	Subrecipient
PTE: Yale University	Subrecipient: Miragen Therapeutics, Inc.
Address: Office of Sponsored Projects 25 Science Park – 3rd Floor 150 Munson Street P.O. Box 208327	Address: 6200 Lookout Road
City, State, Zip+4 (Country): New Haven, CT 06520-8327	City, State, Zip+4 (Country): Boulder, CO 80301
PTE Principal Investigator (PI): [*], MD	Subrecipient Principal Investigator (PI): Rusty Montgomery, MD

PTE Federal Award No: 4UH2HL123886-03 REVISED	FAIN: UH2HL123886	Federal Awarding Agency: National Heart, Lung, and Blood Institute

Project Title: Mir-29 mimicry as a therapy for pulmonary fibrosis

Subaward Period of Performance: Start Date: 8/19/2016 End Date: 6/30/2017	Amount Funded This Action: [*]	Amendment No: 3	Subaward No: M15A12064 (A10747)
Effective Date of Amendment: 10/27/2016			FFATA Reporting: Y

Amendment(s) to Original Terms and Conditions This Amendment revises the above-referenced Research Subaward Agreement as follows:

      ●     Subaward Period of Performance is extended through June 30, 2017.

      ●     Budget Period is August 19, 2016 to June 30, 2017.

      ●     Authorized Funding for Budget Period is [*].

      ●     Pre-award is authorized for July 1, 2016 to August 18, 2016.

All other terms and conditions of this Subaward Agreement remain in full force and effect.

By an Authorized Official of Pass-through Entity:		By an Authorized Official of Subrecipient:

/s/[*]	[*]	/s/ Jason A. Leverone	1/23/17
Name: [*]	Date	Name: Jason A. Leverone	Date

Title: Award Manager		Title: CFO